Loan Number	Rating	Type	Exception	Collection Comments
XXX	2: Acceptable with Warnings	* ComplianceEase Risk Indicator is "Moderate" (Lvl 2) "ComplianceEase risk indicator is moderate as loan is failing for TILA Finance Charge Test and TILA Foreclosure Rescission Finance Charge Test"
* ComplianceEase TILA Test Failed (Lvl 2)     "This loan failed the TILA finance charge test. The finance charge is $XXX. The disclosed finance charge of $XXX is not considered accurate because it is understated by more than $100. This loan failed the TILA foreclosure rescission finance charge test.  The finance charge is $XXX. The disclosed finance charge of $XXX is not considered accurate for purposes of rescission because it is understated by more than $35."
* Title shows an assignment chain break (Lvl 2)     "As per the review of Property ownership report dated 9/27/2017, the chain of the assignment is not provided in the loan file."* ComplianceEase Exceptions Test Incomplete (Lvl 1)
* ComplianceEase RESPA Test Incomplete (Lvl 1)	The loan is currently performing and next due is for 10/1/2017. The last payment was received on 9/1/2017 which was applied on 9/1/2017 in the amount of $XXX. There are no records for bankruptcy and evidence of post-closing foreclosure found. The reason for default is not stated in the collection comments. Borrower wanted to have the process of modification. Borrower received a trial plan beginning from XX/XX/2011 with payment amount $XXX. Borrower made successful payments and loan was permanently modified on XX/XX/2012. The occupancy is unable to determine and no comments stating that repairs and damages to the subject are found.
Foreclosure Comments:Not Applicable
Bankruptcy Comments:Not Applicable